                 Exhibit 10.2

STOCK OPTION AGREEMENT

This Stock Option Agreement (the “Option Agreement”) is made as of February 9, 2006 by and between Network CN, Inc., a Delaware corporation (the “Company”), and Mark E. Crone (the “Optionee”).

WHEREAS, the parties have entered into an agreement to provide legal services dated February 9, 2006 related to the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended (the “Engagement Agreement”);

WHEREAS, pursuant to the Engagement Agreement, the Company has agreed to grant Optionee an option to purchase 100,000 shares of the Company’s Common Stock subject to the terms and conditions hereunder;

NOW, THEREFORE, in consideration of the mutual covenants and representations set forth below, the Company and Optionee agree as follows:

1.	Definitions. As used herein, the following definitions shall apply:
(a)	“Board” means the Board of Directors of the Company.

(b)	“Change in Control” means the occurrence of any of the following events:

   (i)    The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

   (ii)   The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(c)       “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(d)       “Securities Act means the Securities Act of 1933, as amended.

(e)        “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

 2.        Grant of Option. The Company hereby grants to Optionee an option (the “Option”) to purchase 100,000 shares of the Company’s Common Stock, $.001 par value (the “Shares”) at an exercise price of $0.10 per Share (the “Exercise Price”). This Option shall be treated as a Nonstatutory Stock Option (“NSO”).

 3.        Exercise of Option. This Option shall be exercisable during the term hereof by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares or instructions with respect to which exercise option Optionee has selected, as the case may be. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price or instructions with respect to an alternative exercise method, as the case may be. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

 4.        Optionee’s Representations. In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

 5.        Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)        by cancellation of indebtedness of the Company to the Optionee;

(b)        by surrender of shares of the Company’s Common Stock that (i) either (A) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Optionee in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

(c)        by waiver of compensation due or accrued to Optionee for services rendered;

(d)        provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company;

(e)        any other form of consideration approved by the Company’s Board; or

(f)        by any combination of the foregoing.

6.        Term of Option. This Option may be exercised until February 9, 2011.

7.        Tax Obligations. Optionee agrees to make appropriate arrangements with the Company for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

8.        Registration. If the Company at any time proposes for any reason to register its common stock under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall include in such registration all of the Shares issued or issuable upon exercise of this Option on the same terms and conditions as the securities otherwise being registered in such registration. The Company shall pay the fees and expenses for such registration.

9.        Entire Agreement; Governing Law. This Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

10.        Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)          Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the number, class, and price of the Shares covered by this Option shall automatically be adjusted in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available to Optionee.

(b)          Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, this Option will terminate immediately prior to the consummation of such proposed action.

(c)           Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, this Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the Option or Stock Purchase Right, then the Optionee shall fully have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock prior to the consummation of such transaction. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or Change in Control.

     Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	NETWORK CN INC.

Signature	By:

Print Name	Title:

Residence Address

EXHIBIT A

EXERCISE NOTICE

NETWORK CN INC.

Address:______________

Attention: _____________

1.           Exercise of Option. Effective as of today, _____________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of Network CN Inc. (the “Company”) under and pursuant to the Stock Option Agreement dated as of February 9, 2006 (the “Option Agreement”).

2.           Payment of Exercise Price. (Check the Appropriate Box)

☐

Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

☐	Optionee (1) has provide irrevocable instructions to _________________________, Optionee’s broker or dealer (a copy of which is attached hereto as Schedule A) to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (2) hereby instructs the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale.

3.           Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

4.           Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

5.           Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.           Restrictive Legends and Stop-Transfer Orders.

(a)          Legends. Optionee understands and agrees that the Company shall cause such legends that may be required by the Company or by state or federal securities laws to be placed upon any certificate(s) evidencing ownership of the Shares.

(b)          Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)          Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Optionee or other transferee to whom such Shares shall have been so transferred.

7.            Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Optionee and his heirs, executors, Boards, successors and assigns.

8.            Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Board which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on all parties.

9.            Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement will continue in full force and effect.

10.          Entire Agreement. The Option Agreement is incorporated herein by reference. This Exercise Notice, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	NETWORK CN INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	NETWORK CN INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)          Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b)          Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. In this connection, the Investor represents that it is familiar with SEC Rule 144, as now in effect, and understands the resale limitations imposed thereby and by the Act. Optionee further acknowledges and understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c)          Optionee acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Optionee is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as now in effect.

Signature of Optionee:

Date:	,